UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/05/2010

NCI, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51579

Delaware	20-3211574
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11730 Plaza America Drive, Reston, VA 20190
(Address of principal executive offices, including zip code)

703-707-6813
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

and

Item 7.01.    Regulation FD Disclosure

On May 5, 2010, NCI, Inc. announced its financial results for the first quarter ended March 31, 2010, and earnings guidance for the second quarter of 2010 and full year. A copy of the May 5, 2010, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, INC.

Date: May 05, 2010	By:	/s/ Judith L. Bjornaas
Judith L. Bjornaas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	NCI, Inc., Press Release dated May 5, 2010, announcing financial results for the first quarter ended March 31, 2010.